EXHIBIT 10.2(b)

June 1, 2012

Krom River Trading AG

Walker House

87 Mary Street

George Town

Grand Cayman KY1-9002

Cayman Islands

Attention: Mr. Giles Hill

Re:     Management Agreement Renewals

Dear Mr. Hill:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2013 and all other provisions of the Management Agreements will remain unchanged.

•	Commodity Advisors Portfolio, L.P.

•	Tactical Diversified Futures Fund L.P.

•	KR Master Fund L.P.

•	Spectrum Currency

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Brian Centner at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1290.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Brian Centner
Brian Centner
Chief Financial Officer & Director

KROM RIVER TRADING AG

By:	/s/ Mike Cartier

Print Name:	Mike Cartier

BC/sr